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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 31, 2003

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware              1-13605                      36-4193304
-------------------        -------                      ----------
(State or other           (Commission File Number)      (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)



1695 Larkin Avenue, Elgin, Illinois                     60123
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:     (847) 741-3900
                                                        --------------








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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1   Press Release Dated October 31, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On October 31, 2003, EFC Bancorp, Inc. announced its financial results for the quarter ended September 30, 2003. The press release announcing financial results for the quarter ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EFC BANCORP, INC.




Date:  October 31, 2003                By: /s/ James J. Kovac
                                           -------------------------------------
                                           James J. Kovac
                                           Executive Vice President and
                                           Chief Financial Officer